UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2010

Cytomedix, Inc.
(Exact name of registrant as specified in its charter)

Delaware	01-32518	23-3011702
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

416 Hungerford Drive, Suite 330, Rockville, Maryland 20850
(Address of Principal Executive Office) (Zip Code)

240-499-2680
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 30, 2010, the shareholders of Cytomedix, Inc. (the “Company”) approved, among other things, an amendment to the Company’s Certificate of Incorporation, as amended to date, increasing the number of authorized shares of common stock from 65,000,000 to 100,000,000 and the number of authorized shares of capital stock from 80,000,000 to 115,000,000.  The increase in authorized shares was effected pursuant to a Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State of the State of Delaware on, and effective as of the filing date, which is anticipated to take place on or about July 1, 2010. A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 5.07          Submission of Matters to a Vote of Security Holders

On June 30, 2010, the Company held its special meeting of the shareholders at its corporate offices in Rockville, MD.  The shareholders approved the following proposals:

Proposal 1 - to approve the potential issuance of common stock equal to or greater than 20% of the Company’s outstanding common stock upon conversion of the Series D Convertible Preferred Stock and shares issuable upon exercise of warrants issued in connection with the April 2010 private placement of the Company’s securities.  The final voting results on this proposal were as follows: 14,029,902 shares voting for; 1,304,012 shares voting against; 37,465 shares abstaining; and 13,259,581 broker non-votes.

Proposal 2 - to approve the issuance of shares of common stock issuable upon exercise of warrants issued pursuant to certain Guaranty Agreements executed by the Company. The final voting results on this proposal were as follows: 14,108,335 shares voting for; 1,227,142 shares voting against; 35,902 shares abstaining; and 13,259,581 broker non-votes.

Proposal 3 - to approve an amendment to the Company’s Certificate of Incorporation, which would increase the number of authorized shares of common stock from 65,000,000 to 100,000,000 and the number of authorized shares of capital stock from 80,000,000 to 115,000,000.  The final voting results on this proposal were as follows: 26,612,069 shares voting for; 1,465,856 shares voting against; 553,033 shares abstaining; and 2 broker non-votes.

Section 9 – Exhibits

Item 9.01           Exhibits

(d)            Exhibits

3.1           Certificate of Amendment to the Certificate of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cytomedix, Inc.

By:	/s/ Martin Rosendale
Martin Rosendale, Chief Executive Officer

Date:      July 1, 2010